[THE AMERICAN FUNDS GROUP(R)]

THE TAX-EXEMPT FUND OF CALIFORNIA

Semi-Annual Report for the six months ended February 28, 1999

[Four Photos overlapping outline of California: 1 - California Poppy; 2 - Golden Gate Bridge; 3 - Surfer; 4 - Field]

THE TAX-EXEMPT FUND OF CALIFORNIA(R)

SEEKS A HIGH LEVEL OF CURRENT INCOME FREE FROM FEDERAL AND CALIFORNIA INCOME TAXES, WITH THE ADDITIONAL OBJECTIVE OF PRESERVATION OF CAPITAL.

The Tax-Exempt Fund of California is one of the 28 mutual funds in The American Funds Group,(R) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are returns, with all distributions reinvested, through March 31, 1999 (the most recent calendar quarter), assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods:

                 TOTAL            AVERAGE ANNUAL

                 RETURN           COMPOUND RETURN

Ten Years        +100.61%         +7.21%

Five Years       +34.84           +6.16

One Year         +0.56            -


Sales charges are lower for accounts of $25,000 or more. The fund's 30-day tax-exempt yield as of March 31, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 3.74%. The fund's distribution rate as of that date was 4.25%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Income may be subject to federal alternative minimum taxes. Also, distributions from gains on the sale of certain bonds purchased at less than par value and capital gain distributions, if any, are taxable.

FELLOW SHAREHOLDERS:

The Tax-Exempt Fund of California provided steady tax-free income for the six months ended February 28, 1999, while unusual developments in bond markets left its share price relatively unchanged from the end of fiscal 1998.

SHAREHOLDERS WHO REINVESTED THEIR DIVIDENDS totaling 38 cents a share and capital gain distribution of 23 cents a share earned a total return of 2.3%. By comparison, the average California tax-exempt bond fund returned 2.1% as measured by Lipper, Inc., a leading mutual fund tracking service. The unmanaged Lehman Brothers Municipal Bond Index, which measures results in the national tax-exempt market but pays no expenses, rose 2.6% during the period.

SHAREHOLDERS WHO TOOK DIVIDENDS IN CASH but reinvested their capital gain distribution had a tax-free income return of 2.3% (4.6% annualized), which is equal to a 4.1% taxable income return (8.2% annualized) for investors in the combined federal and California 45.2% tax bracket. The value of their holdings was essentially flat.

Looking back 12 months, shareholders who reinvested their dividends and capital gain distribution had a 4.8% income return, equivalent to an 8.7% taxable income return for shareholders in the combined federal and California 45.2% tax bracket. They earned a total return (dividend plus change in share value) of 5.7%.

[Begin Sidebar]
INVESTMENT HIGHLIGHTS
through February 28, 1999

Six-month total return                          +2.3%

(income plus capital changes, with

distributions reinvested)



Tax-free distribution rate for February         4.3%*

(income return only, reflecting maximum

sales charge)



Taxable equivalent distribution rate            7.9%*

(for February, assuming a 45.2% maximum

combined state and federal tax rate)



SEC 30-day yield as of February 28              3.7%*

(reflecting maximum sales charge)




*Distribution rates and yields are annualized.

For current yield information, please call toll-free: 800/421-0180.
[End Sidebar]

THE SIX MONTHS IN REVIEW

The financial collapse of Russia last summer triggered a meltdown in many equity markets. Fearing that the turmoil would spread, investors staged a mass exodus from global stock markets, fleeing to the safer world of U.S. government bonds. The situation was exacerbated by the near failure of a major hedge fund, which was averted only by an unusual bailout arranged by the Federal Reserve and several Wall Street firms. From mid-July to the end of August, the U.S. stock market tumbled almost 20% while investors pushed the yield on the bellwether 30-year U.S. Treasury bond to a record low. (Bond prices move inversely to yields). No other sector of the bond market could match the extraordinary gains posted by Treasury obligations during this period.

In an effort to minimize the impact of the turbulence in foreign markets on the economy here at home, the Federal Reserve cut the federal funds rate (the interest rate banks charge each other on overnight loans) three times in the fall, reducing it from 5.5% to 4.75%. By winter, the Federal Reserve's move had helped calm the crisis. Spreads - the difference between yields paid by higher rated and lower rated bonds - began to narrow, as Treasury prices eased and other sectors of the bond market, including lower quality issues, began to make up some lost ground.

Meanwhile, lower interest rates helped maintain economic growth. Consumer demand increased and unemployment hovered around a 28-year low. The unusual convergence of strong growth and low inflation thus continued. In this context of national economic growth, California has ranked among the 10 fastest growing states for more than two years. The state was not immune to the turmoil in overseas economies, however. While the California economy continued to expand over the past six months, the rate of growth slowed. Partly because of the financial troubles plaguing two of California's major trading partners, Hong Kong and South Korea, the state's exports were down 10% in the third quarter from a year earlier, compared with a 5% decline for total U.S. exports.

The new interest rates prompted many bond issuers to prerefund existing issues. When issuers prerefund, they issue new bonds at the current, lower interest rate and use the proceeds to buy Treasury obligations. The Treasuries are put into a trust to repay the old debt. Because the old bonds are now backed by Treasury bonds, the safest on the market, their credit ratings increase to AAA and the price of the bonds goes up. The Tax-Exempt Fund of California benefited from this trend as several of the fund's higher yielding holdings were prerefunded.

LOOKING FORWARD

The U.S. economy continues to grow steadily without prompting any of the inflationary pressures that often cause the Federal Reserve to re-examine its position on short-term interest rates. If this environment continues, it may indicate a stable Federal Reserve policy going forward. Economies in many other parts of the world remain in turmoil, however, possibly complicating the outlook. As always, we will closely monitor global events and make adjustments to the fund's portfolio as we believe necessary.

In California, growth may continue to slow in 1999 until the export situation stabilizes. Manufacturing employment remains high, however, as do consumer confidence and income growth. Construction activity is also accelerating.

Because no one can predict with certainty the direction financial markets will take, your fund's adviser, Capital Research and Management Company, invests with a long-term focus rather than on the basis of short-term trends. We believe that regardless of the economic environment, our in-depth research should continue to unveil attractive long-term investment opportunities.

We look forward to reporting to you again in six months.

Cordially,
/s/Paul G. Haaga, Jr.    /s/Abner D. Goldstine
Paul G. Haaga, Jr.       Abner D. Goldstine
Chairman of the Board    President

April 20, 1999

The Tax-Exempt Fund of California
Investment Portfolio, February 28, 1999
(Unaudited)
                                                                                             Principal     Market
                                                                                                Amount      Value
                                                                                                (000)      (000)
                                                                                              --------   --------
Tax-Exempt Securities Maturing in More Than One Year - 94.08%

G.O. Ref. Bonds, 5.50% 2010                                                                    $ 3,000   $  3,321
Educational Facs. Auth., Rev. Bonds (University of San Francisco), Series 1996,                   1,190      1,341
  MBIA Insured, 5.70% 2011
Health Facs. Fncg. Auth.:
 Rev. Bonds:
  Catholic Healthcare West, 1998 Series A:
   5.00% 2007                                                                                     1,000      1,049
   5.00% 2006                                                                                     4,635      4,875
   5.25% 2008                                                                                     1,750      1,861
  Kaiser Permanente, 1998 Series A, FSA Insured, 5.25% 2011                                       1,000      1,067
  Little Co. of Mary Health Services, Series 1998, AMBAC Insured:
   5.00% 2010                                                                                     2,170      2,280
   5.00% 2013                                                                                     1,125      1,151
  UCSF-Stanford Health Care, 1998 Series A, AMBAC Insured, 5.00% 2009                             1,000      1,057
 Hospital Rev. Bonds:
  Downey Community Hospital, Series 1993:
   5.20% 2003                                                                                     1,000      1,042
   5.625% 2008                                                                                    3,000      3,165
   5.75% 2015                                                                                     6,400      6,638
  Pacific Presbyterian Medical Center, Insured Variable Rate Demand,                              3,875      4,214
  1985 Series B, 6.75% 2015 (Preref. 2002)
  St. Joseph Health System Obligated Group, Cert. of Part., 5.50% 2014                            3,000      3,071
 Hospital Rev. Ref. Bonds (Saint Francis Memorial Hospital), Series                               1,150      1,275
  1993A, 5.75% 2005 (Preref. 2003)
Housing Fin. Agcy.:
 Home Mortgage Rev. Bonds:
  1991 Series A, 7.35% 2011                                                                         495        522
  1995 Series H, MBIA Insured, 5.50% 2017                                                         3,250      3,383
  1995 Series K AMT, AMBAC Insured, 5.55% 2021                                                      530        544
 Single Family Mortgage Bonds:
  1995 Issue B-2 AMT, AMBAC Insured, 5.70% 2007                                                   2,780      2,884
  1997 Series B-3 AMT, MBIA Insured, 5.10% 2012                                                   1,825      1,852
 Single Family Mortgage Rev. Bonds:
  1997 Series C-1, Class III, MBIA Insured, 5.05% 2011                                            5,400      5,594
  1998 Series C-4, Class I:
   4.90% 2004                                                                                     2,540      2,596
   5.10% 2007                                                                                       940        963
   5.15% 2008                                                                                     4,375      4,473
Maritime Infrastructure Auth., Airport Rev. Bonds (San Diego Unified                              2,135      2,229
  Port Dist. Airport Project-Lindbergh Field), Series 1995 AMT, AMBAC
  Insured, 5.00% 2002
Pollution Control Fncg. Auth.:
 Pollution Control Rev. Bonds (Pacific Gas and Electric Co.):
  1992 Series B AMT, 6.35% 2009                                                                   4,400      4,848
  1993 Series B AMT, AMBAC Insured, 5.85% 2023                                                    1,000      1,058
 Resource Recovery Rev. Bonds, Waste Management Inc. Guarantee Bond,                              1,500      1,601
  Series A AMT, 7.15% 2011
  Solid Waste Disposal Ref. Rev. Bonds:
   (CanFibre of Riverside Project), Series 1997A AMT, 9.00% 2019                                  4,000      4,123
   (Keller Canyon Landfill Co. Project), BFI Corp. Guarantee,                                     6,200      6,771
  Series 1992 AMT, 6.875% 2027
   (USA Waste Services, Inc. Project), Series 1998A AMT,                                          4,020      4,075
   5.10% 2018 (Put. 2008)
Public Works Board:
 Lease Rev. Bonds:
  California Community Colleges, 1994 Series B (Various                                           1,000      1,144
  Community College Projects), 6.75% 2005
  Trustees of The California State University (Various
   University Projects):
   1997 Series B, 5.25% 2010                                                                      1,500      1,615
   1996 Series A, AMBAC Insured, 5.50% 2014                                                       3,500      3,732
  Dept. of Corrections, State Prison:
   Imperial County, 1991 Series A, 6.50% 2017                                                     1,000      1,196
   Lassen County (Susanville), 1993 Series D, FSA Insured, 5.25% 2015                             2,000      2,123
  The Regents of the University of California (Various                                            1,500      1,644
   University Projects), 1993 Series B, MBIA Insured, 5.50% 2014
 Lease Rev. Ref. Bonds:
  Dept. of Corrections, 1998 Series C (State Prison-Monterey County), 5.25% 2007                  3,000      3,246
  1998 Series A (Library and Courts Annex Building Complex), 5.50% 2010                           1,500      1,646
Rural Home Mortgage Fin, Auth., Single Family Mortgage Rev. Bonds
  (Mortgage-Backed Securities Program):
 1995 Series B AMT, 7.75% 2026                                                                    2,290      2,549
 1996 Series A AMT, 7.75% 2027                                                                    1,085      1,234
Statewide Communities Dev. Auth.:
 Apartment Dev. Rev. Ref. Bonds (Irvine Apartment Communities, LP):
  Series 1998A-3, 5.10% 2025 (Put 2010)                                                           5,000      5,059
  Series 1998A-1 AMT, 5.05% 2025 (Put 2008)                                                       3,500      3,523
  Series 1998A-4, 5.25% 2025 (Put 2013)                                                           3,000      3,033
 Citrus Valley Health Partners, Inc., Cert. of Part., MBIA Insured:
  5.50% 2011                                                                                      1,000      1,088
  5.625% 2012                                                                                     1,000      1,097
 Hospital Rev. Cert. of Part., Cedars-Sinai Medical Center, Series 1992, 6.50% 2012               3,650      4,218
 Cert. of Part., St. Joseph Health System Obligated Group:
  5.00% 2006                                                                                      1,500      1,577
  5.00% 2007                                                                                      1,000      1,049
 Rev. Ref. Bonds (Sherman Oaks Project), Series 1998A, AMBAC Insured:
  5.00% 2008                                                                                      1,000      1,063
  5.50% 2009                                                                                      4,000      4,409
Veterans G.O. Bonds, Series BG, 4.95%                                                             4,000      4,135
Dept. of Water Resources, Central Valley Project, Water System Rev. Bonds:
 Series O, MBIA Insured, 5.00% 2022                                                               2,000      1,977
 Series H, 6.90% 2025 (Preref. 2000)                                                              1,000      1,062
Alameda Public Fncg. Auth, 1999 Rev Bonds (1997 Rev. Bond Refinancing):
 5.10% 2009                                                                                       1,030      1,028
 5.40% 2013                                                                                       1,000        998
County of Alameda, 1993 Ref. Cert. of Part. (Santa Rita Jail Project),                            1,500      1,629
   MBIA Insured, 5.375% 2009
Anaheim Public Fncg. Auth., Lease Rev. Bonds, (Anaheim Public Improvement                         1,500      1,733
   Project), Senior Lease Rev. Bonds, 1997 Series A, FSA Insured, 6.00% 2024
City of Antioch, Public Fncg. Auth., 1998 Reassessment Rev. Bonds,
  Subordinated Series B:
 5.40% 2007                                                                                       1,175      1,172
 5.50% 2008                                                                                       1,235      1,232
 5.70% 2010                                                                                       1,380      1,376
Association of Bay Area Governments:
 Fin. Auth., Taxable Rev. Ref. Cert. of Part. (American Baptist Homes                             2,000      2,116
   of the West Facs Project), Series 1997B, 6.20% 2027
 Fin. Auth. for Nonprofit Corps., Cert. of Part.:
  Episcopal Homes Foundation, Series 1997A, 5.25% 2007                                            2,505      2,596
  Stanford University Hospital, Series 1993:
   5.75% 2005 (Escrowed to Maturity)                                                              1,240      1,387
   5.50% 2013 (Preref. 2005)                                                                      1,500      1,651
 Fncg. Auth. for Nonprofit Corps., Ref. Rev. Cert. of Part.:
  Episcopal Homes Foundation, Series 1998, 5.00% 2009                                             4,600      4,759
  American Baptist Homes Foundation, Series 1998A, 6.10% 2017                                     5,985      6,300
Redev. Agcy. of the City of Burbank (Golden State Redevelopment
   Project), Tax Allocation Bonds, 1993 Series A:
 6.00% 2013                                                                                       1,500      1,589
 6.00% 2023                                                                                       1,000      1,058
Capistrano Unified School Dist., Cert. of Part., Series 1997, 5.20% 2018                          2,710      2,743
Central Valley Fncg. Auth., Cogeneration Project Rev. Bonds (Carson
  Ice-Gen Project), Series 1993:
 6.00% 2009                                                                                       1,000      1,068
 6.10% 2013 (Preref. 2003)                                                                        3,000      3,342
 6.20% 2020 (Preref. 2003)                                                                        5,000      5,590
Central Valley School Districts Fncg. Auth., (School Dist. G.O. Bond Ref.                         1,000      1,173
  Program), 1998 Rev. Bonds, Series A, MBIA Insured, 6.25% 2011
City of Chino Hills, Community Facs. Dist. No. 9 (Rincon Village Area),                           1,250      1,261
  Special Tax Bonds, Series 1998, 6.45% 2023
City of Commerce, Community Dev. Commission, Redev. Project No. 1,                                2,490      2,608
  Subordinate Lien Tax Allocation Ref. Bonds, Series 1997 B, 5.5% 2008
Del Mar Race Track Auth., Rev. Ref. Bonds, Series 1996, 6.00% 2001                                1,000      1,026
Delta Counties Home Mortgage Fin. Auth., Single Family Mortgage Rev. Bonds                          800        808
   (Mortgage-Backed Securities Program), 1998 Series A AMT, MBIA Insured, 4.85% 2008
East Bay Regional Park Dist. (Alameda and Contra Costa Counties), 1998                            1,000      1,057
  G.O. Ref. Bonds, 5.00% 2010
Foothill/Eastern Transportation Corridor Agcy, Toll Road Rev. Bonds,                              2,500      2,737
  Series 1995A, 6.00% 2016
City of Fremont, Multifamily Housing Rev. Ref. Bonds, Issue A of 1995                             3,000      3,163
   (Durham Greens Project), 5.40% 2026
Imperial Irrigation Dist., 1998 Electric System Ref. Rev. Bonds,                                  1,000      1,040
  MBIA Insured, 5.00% 2012
City of Irvine, Assessment Dist. No. 95-12 Limited Obligation Improvement                         2,500      2,508
   Bonds, Fixed Rate Bonds, Group Three, 5.50% 2021
City of Long Beach:
 Fncg. Auth. Rev. Bonds, Series 1992, AMBAC Insured, 6.00% 2017                                     750        858
 Harbor Rev. Bonds, Series 1993 AMT, 5.125% 2018                                                  1,000        990
City of Los Angeles:
 Community Redev. Agcy., Central Business Dist. Redev. Project, Tax                               4,775      4,924
  Allocation Ref. Bonds, Series I, 5.00% 2001
 Harbor Dept. Rev. Bonds:
  Issue 1996 AMT, 5.50% 2007                                                                      3,675      3,998
  Issue 1988, 7.60% 2018 (Escrowed to Maturity)                                                   1,750      2,288
  Issue 1995, Series B AMT, 6.625% 2025                                                           1,000      1,098
 Multifamily Housing Rev. Bonds (GNMA Collateralized - Ridgecroft                                 2,005      2,125
  Apartments Project), Series 1997E AMT, 6.125% 2027
 Dept. of Water and Power, Electric Plant Rev. Bonds, Issue of                                    3,000      3,264
  1990, 7.10% 2031 (Subject to Crossover Refunding 2001)
County of Los Angeles:
 Capital Asset Leasing Corp., Cert. of Part. (Marina del Rey), Series A:
  6.25% 2003                                                                                      4,635      4,885
  6.50% 2008                                                                                      6,000      6,566
 Public Works Fncg. Auth., Regional Park and Open Space Dist. A,                                  3,000      3,267
  Series 1997 A, 5.50% 2011
Los Angeles Unified School Dist., G.O. Bonds, Election of 1997, Series 1998 B:
 5.375% 2012                                                                                      2,525      2,718
 5.375% 2013                                                                                      2,500      2,677
Marin Emergency Radio Auth., 1999 Rev. Bonds (Marin Public                                        1,000      1,060
  Safety and Emergency Radio System), AMBAC Insured, 5.00% 2010
Marin Municipal Water Dist. Water Rev. Bonds, Series 1993, 5.65% 2023                             1,000      1,051
Northern California Power Agcy., Geothermal Project Number 3 Special Rev.
   Bonds, 1993 Ref. Series A:
 5.60% 2006                                                                                       1,860      2,013
 5.60% 2006 (Escrowed to Maturity)                                                                1,000      1,105
 5.65% 2007                                                                                         975      1,060
 5.65% 2007 (Escrowed to Maturity)                                                                1,025      1,141
Oakland State Building Auth. Lease Rev. Bonds (Elihu M. Harris State                              2,000      1,990
  Office Building), 1998 Series A, AMBAC Insured, 5.00% 2023
County of Orange:
 Aliso Viejo Special Tax Bonds of Community Facs. Dist. No. 88-1, Series A of 1992:
  7.25% 2008 (Preref. 2002)                                                                       1,500      1,712
  7.35% 2018 (Preref. 2002)                                                                       2,000      2,290
 Limited Obligation Improvement Bonds, Irvine Coast Assessment Dist.                              1,100      1,115
  No. 88-1, 1998 Series A, 5.25% 2009
 Local Transportation Auth., First Senior Fixed-Rate Bonds, MBIA Insured, 6.00% 2009              1,500      1,713
 Recovery Cert. of Part., 1996 Series A, MBIA Insured, 6.00% 2008                                 1,500      1,714
City of Oxnard, Assessment Dist. No. 97-1-R (Pacific Commerce Center),
  Limited Obligation Ref. Bonds:
 5.50% 2004                                                                                       1,475      1,525
 5.60% 2005                                                                                       2,885      2,983
 5.70% 2006                                                                                       1,195      1,235
Redev. Agcy. of the City of Pittsburg, Los Medanos Community Dev. Project,                        2,195      2,247
  Tax Allocation Ref. Bonds, AMBAC Insured, Series 1993A, 5.25% 2015
Pleasanton Joint Powers Fncg. Auth., Reassessment Rev. Bonds, 1993 Series A:
 5.70% 2001                                                                                       3,690      3,854
 6.15% 2012                                                                                       1,755      1,885
City of Poway, Community Facs. Dist. No. 88-1 (Parkway Business Centre),
  Special Tax Ref. Bonds, Series 1998:
 5.30% 2005                                                                                       1,225      1,227
 6.25% 2007                                                                                       2,050      2,168
 6.50% 2008                                                                                       2,000      2,158
 6.50% 2009                                                                                       1,320      1,425
 6.50% 2010                                                                                       1,000      1,082
Redding Joint Powers Fncg. Auth., Solid Waste and Corp. Yard Rev.                                 2,000      1,956
  Bonds, 1993 Series A, 5.00% 2018
City of Roseville, North Roseville Community Facs. Dist. No. 1,                                   2,200      2,190
  Special Tax Bonds, Series 1998, 5.20% 2007
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds
  (Procter & Gamble Project), 1995 Series:
 7.00% 2005                                                                                       1,700      1,958
 6.375% 2010 (Preref. 2005)                                                                       1,900      2,187
 6.375% 2010                                                                                      1,600      1,819
 6.50% 2014 (Preref. 2005)                                                                        1,000      1,163
 6.50% 2021 (Preref. 2005)                                                                        4,000      4,651
Sacramento Municipal Utility Dist., Electric Rev. Bonds, 1997                                     2,500      2,767
  Series K, AMBAC Insured, 5.70% 2017
Sacramento Power Auth., Cogeneration Project Rev. Bonds, 1995 Series:
 6.00% 2003                                                                                       1,500      1,614
 6.50% 2005                                                                                       1,100      1,236
County of Sacramento:
 Laguna Creek Ranch/Elliott Ranch Community Facs. Dist. No. 1,
  Improvement Area No. 2 Special Tax Ref. Bonds (Elliott Ranch):
  6.00% 2012                                                                                        880        935
  6.10% 2013                                                                                        665        707
  6.30% 2021                                                                                        500        526
 Single Family Mortgage Rev. Bonds (GNMA Mortgage-Backed Securities                               1,500      2,223
   Program), Issue A of 1987 AMT, 9.00% 2019 (Escrowed to Maturity)
City of San Bernardino, SCH Health Care System Rev. Bonds, (Sisters                               1,000      1,102
  of Charity for the Incarnate Word Houston, Texas) Series 1991A,
  7.00% 2021 (Preref. 2001)
County of San Bernardino Housing Auth., Multifamily Housing Rev. Bonds                            2,030      2,064
  (Fannie Mae Program - Villa Serena Project), Series 1985, 4.95% 2007
City of San Diego/MTDB Auth. (San Diego Old Town Light Rail Transit                               1,500      1,537
  Extension), 1993 Lease Rev. Bonds, 5.375% 2023
County of San Diego:
 Cert. of Part. (Sharp Healthcare Obligated Group), MBIA Insured, 5.25% 2007                      1,515      1,629
 Poway Unified School Dist., Community Facs. Dist. No. 1, Series 1998
  Special Tax Bonds, MBIA Insured:
  5.00% 2009                                                                                      2,000      2,133
  5.00% 2010                                                                                      1,000      1,061
 Reassessment Dist. No. 97-1 (4-S Ranch), Limited Obligation Improvement Bonds:
 5.90% 2007                                                                                       1,435      1,485
 5.90% 2008                                                                                       1,000      1,034
City and County of San Francisco:
 Port Commission Rev. Ref. Bonds, Series 1994, 5.90% 2009                                         1,500      1,648
 Redev. Agcy., Residential Fac. Rev. Bonds (Coventry Park Project),                               5,000      5,749
  Series 1996A AMT, 8.50% 2026
County of San Joaquin, Cert. of Part. (1993 General Hospital Project), 6.625% 2020                2,235      2,434
San Joaquin Hills Transportation Corridor Agcy. Senior Lien Toll Road Rev.                        1,500      1,699
   Bonds, 6.75% 2032 (Preref. 2003)
Redev. Agcy. of the City of San Jose, Multifamily Housing Rev. Bonds
   (GNMA Collateralized - The Miraido Village), Series 1997A AMT:
 5.30% 2012                                                                                       1,000      1,028
 5.65% 2022                                                                                       1,500      1,547
San Marcos Public Facs. Auth., Ref. Rev. Bonds, Series 1998, 5.50% 2010                           4,295      4,286
Santa Ana Fncg. Auth.:
 Police Administration and Holding Fac. Lease Rev. Bonds, MBIA Insured,                           1,000      1,178
  Series 1994A, 6.25% 2019
 Ref. Rev. Bonds, 1998 Series A (City of Santa Ana & South Harbor                                 1,595      1,690
  Boulevard/Fairview St. Redev. Projects), MBIA Insured, 5.00% 2008
City of Santa Clara, Subordinated Electric Rev. Ref. Bonds, Series                                2,885      3,090
  1998 A, AMBAC Insured, 5.25% 2012
Santa Clara County Fncg. Auth., Lease Rev. Bonds (VMC Fac. Replacement                            2,200      2,858
   Project), AMBAC Insured, 1994 Series A, 7.75% 2009
Shafter Joint Powers Fin. Auth., Lease Rev. Bonds, 1997 Series A,
  (Community Correctional Fac. Acquisition Project):
 5.50% 2006                                                                                       1,535      1,650
 5.95% 2011                                                                                       1,700      1,855
Southern California Home Fncg. Auth., Single Family Mortgage                                        975      1,026
  Rev. Bonds (GNMA and FNMA Mortgage-Backed Securities Program),
  1992 Series A AMT, 6.75% 2022
South Tahoe Joint Powers Fin. Auth., Ref. Rev. Bonds, (South                                      3,250      3,485
  Tahoe Redev. Project Area No. 1), 1995 Series B, 6.25% 2020
Stanislaus Waste-To-Energy Fin. Agcy., Solid Waste Fac. Ref.                                      1,080      1,125
  Rev. Certificates (Ogden Martin Systems of Stanislaus, Inc.
  Project), Series 1990, 7.625% 2010
City of Stockton:
 Mello-Roos Rev. Bonds, Community Facs. Dist., No. 90-2
  (Brookside Estates), Series 1997A:
  5.50% 2005                                                                                      1,560      1,631
  5.75% 2008                                                                                      1,840      1,949
  5.95% 2010                                                                                      1,000      1,061
 Public Fncg. Auth., Cert. of Part. (Wastewater System Project), 1998 Series A,                   1,060      1,141
  MBIA Insured, 5.125% 2009
Community Facs. Dist. No. 88-12 of the City of Temecula (Ynez Corridor),
   Special Tax Ref. Bonds, 1998 Series A:
 5.20% 2007                                                                                         850        854
 5.25% 2008                                                                                         745        749
Virgin Islands Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes):
 Series 1998 C, 5.50% 2008                                                                        1,000      1,059
 Series 1998 A, 5.20% 2010                                                                        1,000      1,026
City of West Sacramento, Limited Obligation Ref. Improvement Bonds,                                 500        498
  Reassessment Dist. of 1998, 5.20% 2008
West Sacramento Fncg. Auth., Special Tax Rev. Bonds, Series F:
 5.85% 2013                                                                                       1,725      1,722
 6.10% 2029                                                                                       1,500      1,487
                                                                                                       ----------
                                                                                                           366,003
                                                                                                       ----------


Tax-Exempt Securities Maturing in One Year or Less - 5.37%
State of California, 1999 Rev. Anticipation Notes, 4.00% 6/30/99                                  2,080      2,088
Econ. Dev. Fncg. Auth., Variable Rate Demand Rev. Bonds (California                               1,000      1,000
   Independent System Operator Corp. Project), Series A, 3.10% 2008*
Pollution Control Fncg. Auth., Pollution Control Ref. Rev. Bonds                                  2,700      2,700
  (Pacific Gas and Electric Company), 1997 Series A, 3.10% 2018*
Public Works Board, Lease Rev. Bonds, The Regents of the University                               1,250      1,309
   of California, 1991 Cert. of Part. (UCLA Central Chiller/Cogeneration
   Fac.), 7.00% 2015 (Preref. 1999)
Alameda Public Fncg. Auth., 1997 Rev. Bonds (Marina Village Assessment
   Dist. Bond Refinancing):
 6.05% 2008 (Preref. 1999)                                                                        1,110      1,133
 6.125% 2009 (Preref. 1999)                                                                       1,340      1,367
 6.375% 2014 (Preref. 1999)                                                                       1,100      1,123
County of Kern, 1999 Tax and Rev. Anticipation Notes, 4.25% 10/1/99                               1,300      1,310
County of Los Angeles, 1998 Tax and Rev. Anticipation Notes, Series A, 4.50% 6/30/99              2,400      2,413
County of Marin, 1998-99 Tax and Rev. Anticipation Notes, 4.50% 6/30/99                           2,000      2,011
County of Orange, Apartment Dev. Rev. Bonds (Household Bank, f.s.b./Monarch                       2,000      2,000
   Bay Apartments Project), Issue T of 1985, 2.40% 2017*
County of Santa Clara, 1999 Tax and Rev. Anticipation Notes, 4.50% 10/1/99                        2,415      2,439
                                                                                                       ----------
                                                                                                            20,893
                                                                                                       ----------
TOTAL TAX-EXEMPT SECURITES (cost: $366,200,000)                                                            386,896

Excess of cash and receivables over payables                                                                 2,144
                                                                                                       ----------
NET ASSETS                                                                                              $      389
                                                                                                           ======

*Coupon rate changes periodically.

Key to Abbreviations
Agency = Agcy.
Authority = Auth.
Certificates of Participation = Cert. of Part.
Department = Dept.
Development = Dev.
District = Dist.
Economic = Econ.
Facility = Fac.
Facilities = Facs.
Finance = Fin.
Financing = Fncg.
General Obligation = G.O.
Prerefunded = Preref.
Redevelopment = Redev.
Refunding = Ref.
Revenue = Rev.

See Notes to Financial Statements

The Tax-Exempt Fund of California
Financial Statements (Unaudited)
Statement of Assets and Liabilities
at February 28, 1999     (dollars in thousands)

Assets:
 Tax-exempt securities (cost: $366,200)                                        $386,896
 Cash                                                                                73
 Receivables for--
  Sales of fund's shares                                           $  988
  Accrued interest                                                  5,523         6,511
                                                                    -----         -----
                                                                                393,480
Liabilities:
 Payables for--
  Purchases of investments                                          3,342
  Repurchases of fund's shares                                        141
  Dividends payable                                                   662
=  Management services                                                 116
  Accrued expenses                                                    179         4,440
                                                                    -----         -----
Net Assets at February 28, 1999--
 Equivalent to $16.37 per share on
 23,763,142 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                                   $389,040
                                                                              =========



Statement of Operations
for the six months ended February 28, 1999
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                                              $9,758

 Expenses:
  Management services fee                                            $708
  Distribution expenses                                               445
  Transfer agent fee                                                   38
  Reports to shareholders                                              34
  Registration statement and prospectus                                15
  Postage, stationery and supplies                                      5
  Trustees' fees                                                        8
  Auditing and legal fees                                              33
  Custodian fee                                                         3
  Taxes other than federal income tax                                   3         1,292
                                                                    -----         -----
  Net investment income                                                           8,466
                                                                                  -----
Realized gain and change in unrealized
 Appreciation on Investments
 Net realized gain                                                                1,883
 Net unrealized appreciation:
  Beginning of period                                              22,679
  End of period                                                    20,696
                                                                    -----
  Net change in unrealized appreciation                                          (1,983)
                                                                                  -----
  Net realized gain and change in unrealized
   appreciation on investments                                                     (100)
                                                                                  -----
Net Increase in Net Assets Resulting
 from Operations                                                                 $8,366
                                                                              =========
See Notes to Financial Statements


Statement of Changes in Net Assets
(dollars in thousands)                                   Six months ended    Year ended
                                                             February 28,    August 31,
                                                                    1999*          1998
                                                                    -----         -----
Operations:
 Net investment income                                           $  8,466     $  15,554
 Net realized gain on investments                                   1,883         5,345
 Net change in unrealized appreciation
  on investments                                                   (1,983)        3,625
                                                                    -----         -----
  Net increase in net assets
   resulting from operations                                        8,366        24,524
                                                                    -----         -----
Dividends and Distributions Paid to
 Shareholders:
  Dividends paid from net investment income                        (8,474)      (15,589)
  Distributions from net realized gain
   on investments                                                  (5,083)       (1,580)
                                                                    -----         -----
   Total dividends and distributions                              (13,557)      (17,169)
                                                                    -----         -----

Capital Share Transactions:
 Proceeds from shares sold:
  3,445,085 and 6,096,025
  shares, respectively                                             57,127        99,998
 Proceeds from shares issued in reinvestment of net
  investment income dividends and distributions of
  net realized gain on investments:
  539,246 and 581,317 shares, respectively                          8,887         9,526
 Cost of shares repurchased:
  1,766,530 and 2,957,515 shares,
  respectively                                                    (29,337)      (48,491)
                                                                    -----         -----
  Net increase in net assets
   resulting from capital share transactions                       36,677        61,033
                                                                    -----         -----
Total Increase in Net Assets                                       31,486        68,388
Net Assets:
 Beginning of period                                              357,554       289,166
                                                                    -----         -----
 End of period                                                   $389,040      $357,554
                                                              ===========   ===========

*Unaudited
See Notes to Financial Statements

Notes to Financial Statements
(Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION - The American Funds Tax-Exempt Series II (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, The Tax-Exempt Fund of California (the "fund"). The fund seeks a high level of current income free from federal and California income taxes, with the additional objective of preservation of capital.

 SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized. Amortization of market discounts on securities is recognized upon disposition.

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2. FEDERAL INCOME TAXATION

 It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of February 28, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $20,696,000, of which $20,959,000 related to appreciated securities and $263,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended February 28, 1999. The cost of portfolio securities for book and federal income tax purposes was $366,200,000 at February 28, 1999.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

 INVESTMENT ADVISORY FEE - The fee of $708,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income.

 DISTRIBUTION EXPENSES -   Pursuant to a Plan of Distribution, the fund may
expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended February 28, 1999, distribution expenses under the Plan were $445,000. As of February 28, 1999, accrued and unpaid distribution expenses were $148,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $100,000(after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $38,000.

 DEFERRED TRUSTEES' FEES -   Trustees who are unaffiliated with CRMC may elect
to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 28, 1999, aggregate amounts deferred and earnings thereon were $25,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the trust are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

 The fund made purchases and sales of investment securities, excluding short-term securities, of $62,421,000 and $26,313,000, respectively, during the six months ended February 28, 1999.

 As of February 28, 1999, accumulated undistributed net realized gain on investments was $1,873,000 and paid-in capital was $366,478,000.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $3,000 was paid by these credits rather than in cash.

Per-Share Data and Ratios

                                     Six months    Year    ended August 31
                                          ended
                                   February 28,
                                        1999(1)    1998     1997      1996    1995    1994

Net Asset Value, Beginning
 of Period                               $16.60  $16.22   $15.78    $15.74  $15.40  $16.30
                                        ------- -------  -------   ------- ------- -------
Income From Investment
 Operations:
 Net investment income                      .38     .79      .83       .84     .86     .84
 Net gains or losses on
  securities (both realized
  and unrealized)                             -     .47      .53       .04     .34    (.84)
                                        ------- -------  -------   ------- ------- -------
  Total from
   investment operations                    .38    1.26     1.36       .88    1.20       -
                                        ------- -------  -------   ------- ------- -------
Less Distributions:
 Dividends (from net
  investment income)                       (.38)   (.80)    (.83)     (.84)   (.86)   (.84)
 Distributions (from
  capital gains)                           (.23)   (.08)    (.09)        -       -    (.06)
                                        ------- -------  -------   ------- ------- -------
  Total distributions                      (.61)   (.88)    (.92)     (.84)   (.86)   (.90)
                                        ------- -------  -------   ------- ------- -------
Net Asset Value, End of Period           $16.37  $16.60   $16.22    $15.78  $15.74  #VALUE!
                                        ======= =======  =======   ======= ======= =======

Total Return(2)                        2.26%(3)   7.98%    8.80%     5.65%   8.16%    0.13%


Ratios/Supplemental Data:
Net assets, end of period
 (in millions)                             $389    $358     $289      $253    $233    $226
Ratio of expenses to average
 net assets                             .34%(3)    .71%     .72%      .73%    .73%    .71%
Ratio of net income to
 average net assets                    2.26%(3)   4.83%    5.15%     5.25%   5.65%   5.28%
Portfolio turnover rate                3.33%(3)  27.78%   15.68%    27.60%  41.36%  15.08%



(1)Unaudited
(2)Excludes maximum sales
 charge of 4.75%.
(3)Based on operations for
 the period shown and,
 accordingly, not representative
 of a full year.

[THE AMERICAN FUNDS GROUP(R)]
THE TAX-EXEMPT FUND OF CALIFORNIA
OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

PREPARING FOR THE YEAR 2000
The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all significant computer systems to process date-related information properly following the turn of the century. Testing of these and other systems with business partners, vendors and other service providers will continue through much of 1999. We will continue to keep you up to date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

This report is for the information of shareholders of The Tax-Exempt Fund of California, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

Printed on recycled paper
Litho in USA KBD/INS/3970
Lit. No. TEFCA-013-0499